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                                                Exhibit 10(c)

                    AMENDMENT NUMBER TWO

                             TO

                   GRANTOR TRUST AGREEMENT


     THIS AGREEMENT, made as the thirty-first of January, 1997, by and between THE BANK OF NEW YORK, INC., a corporation organized and existing under the laws of State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK (successor by merger to United States Trust Company of New York), a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee"),

                      W I T N E S S E T H :

     WHEREAS, the Company and the United States Trust Company of
New York entered into a Grantor Trust Agreement dated as of April
19, 1988 (as amended from time to time, the "Agreement");

     WHEREAS, United States Trust Company of New York merged into
The Chase Manhattan Bank, N.A. on September 2, 1995 and assumed by operation of law the obligations of United States Trust
Company of New York under the Agreement;

     WHEREAS, The Chase Manhattan Bank, N.A. merged into Chemical
Bank on July 1, 1996 and Chemical Bank was renamed The Chase
Manhattan Bank and assumed by operation of law the obligations of The Chase Manhattan Bank, N.A. under the Agreement;

     WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

     WHEREAS, the Company desires to amend the agreement;

     NOW, THEREFORE, the Company and the Trustee agree as follows, effective February 1, 1997:

1. The Agreement and exhibits thereto are amended by deleting the name "United States Trust Company of New York" each time it appears therein and substituting therefor the name "The Chase
Manhattan Bank".

2. Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly

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authorized officers under their corporate seals as of the day and year first above written.


ATTEST:                       THE BANK OF NEW YORK COMPANY, INC.

/s/ Thomas E. Angers          By: /s/ Deno D. Papageorge
-----------------------          --------------------------------
                                      Deno D. Papageorge
                                  Senior Executive Vice President


ATTEST:                       THE CHASE MANHATTAN BANK


                                By: /s/ Martha C. Dolan
                                   --------------------------------
                              Name: MARTHA C. DOLAN
                              Title: VICE PRESIDENT

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                         EXHIBIT I
                         ---------


1.     The Bank of New York Company, Inc. Excess Benefit Plan

2.     Severance Agreements between The Bank of New York
       Company, Inc. and the following individuals:

          Individual               Date of Agreement
          ----------               -----------------
       J. Carter Bacot             May 17, 1982
       Deno D. Papageorge          May 17, 1982